Victory Portfolios III

Victory Ultra Short-Term Bond Fund

(the “Fund”)

Supplement dated September 2, 2025

to the Summary Prospectus and Prospectus dated September 1, 2025

Important Notice Regarding Change in Investment Policy

Effective November 1, 2025, the first sentence under Principal Investment Strategy on page 2 of the Summary Prospectus and Prospectus is revised as follows:

The Fund’s principal investment strategy is to invest, under normal circumstances, at least 80% of the Fund’s assets in investment-grade debt securities and in derivatives and other instruments that have similar economic characteristics. The effective duration of the Fund is generally one year or less.

The first sentence of the third paragraph under Additional Fund Information on page 8 of the Prospectus is revised as follows:

Under normal circumstances, the Fund invests at least 80% of its assets in investment-grade debt securities and in derivatives and other instruments that have similar economic characteristics. The effective duration of the Fund is generally one year or less.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.